Exhibit 99.1

Gladstone Capital Corporation Reports Third Quarter 2005 Results

*	Net Investment Income was $4.4 million or $0.38 per diluted common share
*	Net Increase in Stockholders’ Equity was $3.9 million or $0.34 per diluted common share

          MCLEAN, Va., Aug. 3 /PRNewswire-FirstCall/ -- Gladstone Capital Corp. (Nasdaq: GLAD) (the “Company”) today announced earnings for the third fiscal quarter and nine months ended June 30, 2005.

          Net Investment Income for the quarter ended June 30, 2005 was $4,372,426, or $0.39 per basic share and $0.38 per diluted share, as compared to $4,725,564, or $0.47 per basic share and $0.46 per diluted share for the quarter ended June 30, 2004.  Net Investment Income for the nine months ended June 30, 2005 was $13,481,088, or $1.19 per basic share and $1.16 per diluted share, as compared to $10,790,825, or $1.07 per basic share and $1.04 per diluted share for the nine months ended June 30, 2004.

          Net Increase in Stockholders’ Equity Resulting from Operations for the quarter ended June 30, 2005 was $3,934,153, or $0.34 per diluted weighted average common share, as compared to $5,609,893 or $0.54 per diluted weighted average common share for the same period one year ago.  For the nine months ending June 30, 2005, Net Increase in Stockholders’ Equity Resulting from Operations was $13,154,479, or $1.13 per diluted weighted average common share, as compared to $9,819,550 or $0.95 for the same period one year ago.

          The Company also recorded net unrealized depreciation on its investments of $389,229 for the three months ended June 30, 2005, as compared to net unrealized appreciation of $1,013,905 for the three months ended June 30, 2004.  For the nine months ended June 30, 2005, the Company recorded net unrealized depreciation on its investments of $298,352, as compared to net unrealized depreciation on investments of $849,132 for the nine months ended June 30, 2004.

          Total assets were $209,320,463 at June 30, 2005, as compared to $215,333,727 at September 30, 2004.  Net asset value was $153,805,834, or $13.61 per actual common share outstanding, at June 30, 2005 as compared to $152,226,655, or $13.50 per actual common share outstanding, at September 30, 2004.

          During the third quarter ended June 30, 2005, the Company recorded the following activity:

*	Recorded new loans of $34.7 million to seven companies

          For the nine months ended June 30, 2005, the Company recorded the following activity:

*	Recorded $126.2 million of new loans to 19 companies
*	Sold two investments for a cumulative gain of $29,750, and received principal repayments of $78.0 million, which included scheduled principal repayments
*	Received full repayment of eight investments
*	Received prepayment penalties of approximately $1.0 million
*	Received $1.2 million of success fees in connection with the repayment of one investment

                    At June 30, 2005, the Company had investments in debt securities in 26 private companies having an aggregate cost balance of $197.7 million and a fair value of $194.7 million.

                    Subsequent to June 30, 2005, the Company had one portfolio company remit approximately $7.9 million for the full repayment of two notes ahead of scheduled maturity.

                    “We have been able to continue to produce positive results from our investments in a diversified portfolio.  These positive results, as evidenced in the third quarter results, have allowed us to reward our shareholders with our recent announcement to increase the monthly dividend 12.5% from $0.13 to $0.135 per share,” said Chip Stelljes, Executive Vice President and Chief Investment Officer.

                    The financial statements below are without footnotes.  We have filed a Form 10-Q today for the quarter ended June 30, 2005 with the Securities and Exchange Commission (the “SEC”), which can be retrieved from the SEC’s website at http://www.SEC.gov or from the Company’s web site at http://www.GladstoneCapital.com.  A paper copy can be obtained by writing to us at 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

                    Gladstone Capital will host a conference call at 9:30 am EDT, August 4, 2005.  To enter the call please dial 888-413-5357 and use the confirmation code 745631.  An operator will monitor the call and set a queue for questions. To hear the replay of the call please dial 888-266-2081 and use the confirmation code 745631.

                    For further information contact our Investor Relations Manager, Kelly Sargent at 703-287-5835.

                    This press release may include statements that may constitute “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company.  Words such as “should,”  “believes,” “feel,” “expects,” “projects,” “goals,” and “future” or similar expressions are intended to identify forward- looking statements.  These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company’s current plans that are believed to be reasonable as of the date of this press release.  Factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption “Risk factors” of the Company’s Form 10-K for the Fiscal Year Ended September 30, 2004, as filed with the Securities and Exchange Commission on December 14, 2004.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED BALANCE SHEETS (Unaudited)

	June 30, 2005	September 30, 2004

ASSETS
Investments at fair value (Cost 6/30/2005: $197,749,877; 9/30/2004: $149,189,306)	$194,708,459	$146,446,240
Cash and cash equivalents	766,922	15,969,890
Cash and cash equivalents pledged to creditors	—	49,984,950
Interest receivable - investments in debt securities	1,199,684	837,336
Interest receivable - employees	90,915	112,960
Due from custodian	12,230,425	1,203,079
Due from affiliate	—	109,639
Deferred financing costs	171,250	350,737
Prepaid assets	71,622	191,676
Other assets	81,186	127,220
TOTAL ASSETS	$209,320,463	$215,333,727
LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Accounts payable	$206,399	$105,921
Fees due to affiliate	319,411	113,511
Borrowings under lines of credit	54,590,000	40,743,547
Accrued expenses and deferred liabilities	198,819	798,096
Funds held in escrow	200,000	—
Repurchase agreement	—	21,345,997
Total Liabilities	$55,514,629	$63,107,072
STOCKHOLDERS’ EQUITY
Common stock, $0.001 par value, 50,000,000 shares authorized and 11,303,510 and 11,278,510 shares issued and outstanding, respectively	$11,304	$11,279
Capital in excess of par value	164,610,873	164,294,781
Notes receivable for sale of stock to employees	(8,792,349)	(9,432,678)
Net unrealized depreciation on investments	(3,041,418)	(2,743,066)
Unrealized depreciation on derivative	(272,266)	(214,259)
Realized gain on sale of investments	42,250	12,500
Distributions less than net investment income	1,247,440	298,098
Total Stockholders’ Equity	$153,805,834	$152,226,655
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$209,320,463	$215,333,727

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Three Months Ended June 30,

	2005	2004

INVESTMENT INCOME
Interest income - investments	$5,766,233	$5,700,139
Interest income - cash and cash equivalents	7,631	15,268
Interest income - notes receivable from employees	108,065	112,528
Fee income	—	399,375
Other income	245,297	482,500
Total investment income	6,127,226	6,709,810
EXPENSES
Loan servicing	687,971	—
Management fee	358,631	—
Professional fees	133,505	36,746
Amortization of deferred financing costs	100,663	99,365
Interest	563,336	211,085
Stockholder related costs	16,475	10,643
Directors fees	26,624	28,000
Insurance	43,891	63,369
Salaries and benefits	—	1,253,073
Rent	—	34,873
General and administrative	64,304	247,092
Expenses before credit from Gladstone Management	1,995,400	1,984,246
Credit to management fee for fees collected by Gladstone Management	(240,600)	—
Total expenses net of credit to management fee	1,754,800	1,984,246
NET INVESTMENT INCOME BEFORE INCOME TAXES	4,372,426	4,725,564
Income tax expense	—	—
NET INVESTMENT INCOME	4,372,426	4,725,564
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Unrealized depreciation on derivative	(49,044)	(129,576)
Net unrealized (depreciation)/appreciation on investments	(389,229)	1,013,905
Net unrealized (loss) gain on investments	(438,273)	884,329
NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$3,934,153	$5,609,893
NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$0.35	$0.56
Diluted	$0.34	$0.54
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	11,299,010	10,105,270
Diluted	11,578,637	10,301,390

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Nine Months Ended June 30,

	2005	2004

INVESTMENT INCOME
Interest income - investments	$16,671,756	$13,118,652
Interest income - cash and cash equivalents	29,101	81,223
Interest income - notes receivable from employees	336,382	330,698
Fee income	—	1,010,606
Other income	1,054,917	504,500
Total investment income	18,092,156	15,045,679
EXPENSES
Loan servicing	1,804,465	—
Management fee	1,075,940	—
Professional fees	528,610	460,592
Amortization of deferred financing costs	284,487	252,797
Interest	1,174,587	391,237
Stockholder related costs	192,785	130,623
Directors fees	77,624	85,210
Insurance	134,053	200,654
Salaries and benefits	—	2,063,549
Rent	—	106,597
General and administrative	176,939	563,595
Expenses before credit from Gladstone Management	5,449,490	4,254,854
Credit to management fee for fees collected by Gladstone Management	(977,100)	—
Total expenses net of credit to management fee	4,472,390	4,254,854
NET INVESTMENT INCOME BEFORE INCOME TAXES	13,619,766	10,790,825
Income tax expense	138,678	—
NET INVESTMENT INCOME	13,481,088	10,790,825
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of investment	29,750	12,500
Unrealized depreciation on derivative	(58,007)	(134,643)
Net unrealized depreciation on investments	(298,352)	(849,132)
Net realized and unrealized gain (loss) on investments	(326,609)	(971,275)
NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$13,154,479	$9,819,550
NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$1.17	$0.97
Diluted	$1.13	$0.95
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	11,288,784	10,091,576
Diluted	11,602,986	10,336,733

GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(UNAUDITED)

	Three Months Ended June 30,

	2005	2004

Per Share Data (1)
Net asset value at beginning of period	$13.64	$12.71
Income from investment operations:
Net investment income (2)	0.39	0.47
Realized gain on sale of investment (2)	—	—
Net unrealized gain/(loss) on investments (2)	(0.03)	0.10
Net unrealized (loss) on derivatives (2)	—	(0.01)
Total from investment operations	0.36	0.56
Less distributions:
Distributions from net investment income	(0.39)	(0.34)
Total distributions	(0.39)	(0.34)
Issuance of common stock under stock option plan	—	0.01
Repayment of principal on notes receivable	—	0.01
Dilutive effect of share issuance	—	(0.03)
Net asset value at end of period	$13.61	$12.92
Per share market value at beginning of period	$21.22	$22.41
Per share market value at end of period	23.40	20.15
Total Return (3)(4)	12.19%	-5.73%
Shares outstanding at end of period	11,303,510	10,113,444
Ratios/Supplemental Data
Net assets at end of period	$153,805,834	$130,668,575
Average net assets	$152,484,868	$128,285,309
Ratio of expenses to average net assets - annualized (5)	5.23%	6.59%
Ratio of net expenses to average net assets - annualized (6)	4.60%	6.59%
Ratio of net investment income to average net assets - annualized	11.47%	14.33%

	Nine Months Ended June 30,

	2005	2004

Per Share Data (1)
Net asset value at beginning of period	$13.50	$12.97
Income from investment operations:
Net investment income (2)	1.19	1.07
Realized gain on sale of investment (2)	—	—
Net unrealized gain/(loss) on investments (2)	(0.03)	(0.08)
Net unrealized (loss) on derivatives (2)	(0.01)	(0.01)
Total from investment operations	1.15	0.98
Less distributions:
Distributions from net investment income	(1.11)	(1.01)
Total distributions	(1.11)	(1.01)
Offering costs	(0.01)	—
Issuance of common stock under stock option plan	0.02	0.01
Repayment of principal on notes receivable	0.07	0.01
Dilutive effect of share issuance	(0.01)	(0.04)
Net asset value at end of period	$13.61	$12.92
Per share market value at beginning of period	$22.71	$19.45
Per share market value at end of period	23.40	20.15
Total Return (3)(4)	8.08%	8.61%
Shares outstanding at end of period	11,303,510	10,113,444
Ratios/Supplemental Data
Net assets at end of period	$153,805,834	$130,668,575
Average net assets	$152,067,700	$128,269,663
Ratio of expenses to average net assets - annualized (5)	4.90%	4.56%
Ratio of net expenses to average net assets - annualized (6)	4.04%	4.56%
Ratio of net investment income to average net assets - annualized	11.82%	11.08%

(1)	Basic per share data.
(2)	Based on weighted average basic per share data.
(3)

Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value, assuming monthly dividend reinvestment.

(4)	Amounts were not annualized.
(5)	Ratio of expenses to average net assets is computed using expenses before credit from Gladstone Management and income tax expense.
(6)	Ratio of net expenses to average net assets is computed using total expenses net of credits to management fee and income tax expense.

 SOURCE  Gladstone Capital Corporation
    -0-                             08/03/2005
    /CONTACT:  Kelly Sargent, Investor Relations Manager of Gladstone Capital
Corporation, +1-703-287-5835/
    /Web site:  http://www.gladstonecapital.com/